UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 10, 2005



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-20022                  31-1227808
--------                            -------                  ----------
(State or other jurisdiction      (Commission               (IRS Employer
   of incorporation)              File Number)               Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section  8  -  Other  Events

Item  8.01  Other  Events.
--------------------------

On January 10, 2005, Pomeroy IT Solutions, Inc. announced that it received recognition from Gartner, Inc. for its help desk and desktop outsourcing capabilities.


Section 9 - Financial Statements and Exhibits

Item 9.01 (c) Exhibits
----------------------

99.1     Press release dated January 10, 2005.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY IT SOLUTIONS, INC.
                              --------------------------



Date:  January 12, 2005          By:  /s/  Michael E. Rohrkemper

                                 -----------------------------------------------
                                 Michael E. Rohrkemper, Chief Financial Officer and Chief Accounting Officer


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